Exhibit 99-1

OMNIQ ANNOUNCES SUBMISSION OF APPLICATION TO OTCQX

SALT LAKE CITY, May 8, 2024 (GLOBE NEWSWIRE) — OMNIQ Corp. (OTC Pink: OMQS) (“OMNIQ” or “the Company”), a global leader in AI-based machine vision solutions for data processing and analytics, today announced that the Company has submitted an application to list the trading of its common stock to the OTCQX marketplace from its current listing on the OTC PINK marketplace. The listing of the Company’s common shares on OTCQX remains subject to the approval of OTCQX and the satisfaction of applicable listing requirements.

The Company meets several of the OTCQX listing requirements, and the Company confirms that the uplisting of the Company’s common stock to the OTCQX will not change the trading symbol or cusip number. No action by the OMNIQ stockholders is required.

OTCQX is the top tier of three markets organized by OTC Markets Group Inc. for trading over-the-counter securities and is designed for established, investor-focused U.S. and international companies. To qualify for the OTCQX market, companies must meet high financial standards, follow best practice corporate governance, demonstrate compliance with U.S. securities laws, and be current with their disclosure. Investors can find current market information and real-time quotes for the Company on www.otcmarkets.com.

“We view the current situation as a temporary phase in our ongoing strategy focused on growth and profitability. We are actively executing our strategic plan and exploring every avenue to ensure a swift return to a national exchange listing. In the interim, OMNIQ will continue trading on the OTC market and we have taken steps to be listed on the OTCQX, the premier tier of the OTC markets, reflecting our commitment to high standards and transparency,” said Shai Lustgarten, CEO of OMNIQ, “Please be assured that OMNIQ  remains diligent in fulfilling all SEC requirements and filings. Our commitment to growth is unwavering, as evidenced by our consistent acquisition of new customers and the expansion of our business with existing Fortune 100 customers. We are confident in the strength of our partnerships and our proven business model, which will drive our return to profitability and sustain our long-term success.”

ABOUT OMNIQ

OMNIQ Corp. leads in technological innovation, offering advanced computerized and machine vision image processing solutions powered by its unique AI technology. The Company’s extensive product range encompasses data collection, real-time surveillance, and monitoring systems designed for industries including supply chain management, homeland security, public safety, and traffic & parking management. The solutions are designed to enhance the secure and efficient flow of people, assets, and information. They also play a crucial role in vital infrastructures such as airports, warehouses, and national borders.

OMNIQ’s client base includes government agencies and prestigious Fortune 500 companies across various industries, including manufacturing, retail, distribution, healthcare, transportation, logistics, food and beverage, and the oil, gas, and chemical sectors. By leveraging OMNIQ’s innovative solutions, these organizations achieve enhanced operational capabilities, allowing them to adeptly manage the complexities of their respective fields.

Financially, OMNIQ is strategically positioned in rapidly expanding markets. The Company taps into the Global Safe City market, anticipated to grow to $67.1 billion by 2028, the smart parking market expected to grow to $16.4 billion by 2030, and the quickly expanding fast-casual restaurant sector, projected to hit $209 billion by 2027. These figures underscore OMNIQ’s pivotal role in sectors increasingly reliant on sophisticated AI technology solutions.

For more information, visit OMNIQ.com.

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate,” “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at SEC.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Contact

IR@omniq.com